Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Dennis D. Oklak, Matthew A. Cohoat and Howard L. Feinsand, and each of them, the undersigned’s attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned in any and all capacities, to sign one or more registration statements on Form S-3 under the Securities Act of 1933 (the “Registration Statement”) for the registration of the resale of Common Stock of Duke Realty Corporation issued in connection with the exchange of units of partnership interest of Duke Realty Limited Partnership, any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate) and any registration statement for the resale that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: September 2, 2005

/s/ Barrington H. Branch
Barrington H. Branch

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Dennis D. Oklak, Matthew A. Cohoat and Howard L. Feinsand, and each of them, the undersigned’s attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned in any and all capacities, to sign one or more registration statements on Form S-3 under the Securities Act of 1933 (the “Registration Statement”) for the registration of the resale of Common Stock of Duke Realty Corporation issued in connection with the exchange of units of partnership interest of Duke Realty Limited Partnership, any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate) and any registration statement for the resale that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: September 2, 2005

/s/ Geoffrey Button
Geoffrey Button

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Dennis D. Oklak, Matthew A. Cohoat and Howard L. Feinsand, and each of them, the undersigned’s attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned in any and all capacities, to sign one or more registration statements on Form S-3 under the Securities Act of 1933 (the “Registration Statement”) for the registration of the resale of Common Stock of Duke Realty Corporation issued in connection with the exchange of units of partnership interest of Duke Realty Limited Partnership, any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate) and any registration statement for the resale that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: September 2, 2005

/s/ William Cavanaugh III
William Cavanaugh III

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Dennis D. Oklak, Matthew A. Cohoat and Howard L. Feinsand, and each of them, the undersigned’s attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned in any and all capacities, to sign one or more registration statements on Form S-3 under the Securities Act of 1933 (the “Registration Statement”) for the registration of the resale of Common Stock of Duke Realty Corporation issued in connection with the exchange of units of partnership interest of Duke Realty Limited Partnership, any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate) and any registration statement for the resale that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: September 2, 2005

/s/ Ngaire E. Cuneo
Ngaire E. Cuneo

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Dennis D. Oklak, Matthew A. Cohoat and Howard L. Feinsand, and each of them, the undersigned’s attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned in any and all capacities, to sign one or more registration statements on Form S-3 under the Securities Act of 1933 (the “Registration Statement”) for the registration of the resale of Common Stock of Duke Realty Corporation issued in connection with the exchange of units of partnership interest of Duke Realty Limited Partnership, any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate) and any registration statement for the resale that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: September 2, 2005

/s/ Charles R. Eitel
Charles R. Eitel

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Dennis D. Oklak, Matthew A. Cohoat and Howard L. Feinsand, and each of them, the undersigned’s attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned in any and all capacities, to sign one or more registration statements on Form S-3 under the Securities Act of 1933 (the “Registration Statement”) for the registration of the resale of Common Stock of Duke Realty Corporation issued in connection with the exchange of units of partnership interest of Duke Realty Limited Partnership, any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate) and any registration statement for the resale that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: September 2, 2005

/s/ Dr. R. Glenn Hubbard
Dr. R. Glenn Hubbard

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Dennis D. Oklak, Matthew A. Cohoat and Howard L. Feinsand, and each of them, the undersigned’s attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned in any and all capacities, to sign one or more registration statements on Form S-3 under the Securities Act of 1933 (the “Registration Statement”) for the registration of the resale of Common Stock of Duke Realty Corporation issued in connection with the exchange of units of partnership interest of Duke Realty Limited Partnership, any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate) and any registration statement for the resale that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: September 2, 2005

/s/ Martin C. Jischke
Martin C. Jischke

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Dennis D. Oklak, Matthew A. Cohoat and Howard L. Feinsand, and each of them, the undersigned’s attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned in any and all capacities, to sign one or more registration statements on Form S-3 under the Securities Act of 1933 (the “Registration Statement”) for the registration of the resale of Common Stock of Duke Realty Corporation issued in connection with the exchange of units of partnership interest of Duke Realty Limited Partnership, any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate) and any registration statement for the resale that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: September 2, 2005

/s/ L. Ben Lytle
L. Ben Lytle

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Dennis D. Oklak, Matthew A. Cohoat and Howard L. Feinsand, and each of them, the undersigned’s attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned in any and all capacities, to sign one or more registration statements on Form S-3 under the Securities Act of 1933 (the “Registration Statement”) for the registration of the resale of Common Stock of Duke Realty Corporation issued in connection with the exchange of units of partnership interest of Duke Realty Limited Partnership, any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate) and any registration statement for the resale that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: September 2, 2005

/s/ William O. McCoy
William O. McCoy

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Dennis D. Oklak, Matthew A. Cohoat and Howard L. Feinsand, and each of them, the undersigned’s attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned in any and all capacities, to sign one or more registration statements on Form S-3 under the Securities Act of 1933 (the “Registration Statement”) for the registration of the resale of Common Stock of Duke Realty Corporation issued in connection with the exchange of units of partnership interest of Duke Realty Limited Partnership, any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate) and any registration statement for the resale that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: September 2, 2005

/s/ John W. Nelley, Jr.
John W. Nelley, Jr.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Dennis D. Oklak, Matthew A. Cohoat and Howard L. Feinsand, and each of them, the undersigned’s attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned in any and all capacities, to sign one or more registration statements on Form S-3 under the Securities Act of 1933 (the “Registration Statement”) for the registration of the resale of Common Stock of Duke Realty Corporation issued in connection with the exchange of units of partnership interest of Duke Realty Limited Partnership, any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate) and any registration statement for the resale that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: September 2, 2005

/s/ Jack R. Shaw
Jack R. Shaw

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Dennis D. Oklak, Matthew A. Cohoat and Howard L. Feinsand, and each of them, the undersigned’s attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned in any and all capacities, to sign one or more registration statements on Form S-3 under the Securities Act of 1933 (the “Registration Statement”) for the registration of the resale of Common Stock of Duke Realty Corporation issued in connection with the exchange of units of partnership interest of Duke Realty Limited Partnership, any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate) and any registration statement for the resale that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: September 2, 2005

/s/ Robert J. Woodward, Jr.
Robert J. Woodward, Jr.